UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2019

Stem Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55751	61-1794883
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File No.)	Identification No.)

7777 Glades Road, Suite 203, Boca Raton, FL	33434
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 237-2931

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  [  ]

Item 1.01 Entry into a Material Definitive Agreement.

As previously announced, on December 27, 2018, Stem Holdings, Inc. (the “Company”) entered into an Agency Agreement (the “Agreement”) with respect to a private offering of up to 10,000 special warrants of the Company (the “CD Special Warrants”) for aggregate gross proceeds of up to C$10,000,000 (the “Offering”). On March 14, 2019, the Company closed the second and final tranche of the Offering, consisting of 962 CD Special Warrants at a price of C$1,000 per CD Special Warrant for aggregate gross proceeds of C$962,000, bringing the total aggregate proceeds for the Offering to C$4,083,000. The Offering was led by Canaccord Genuity Inc., together with a syndicate of agents (the “Agents”).

Each CD Special Warrant will be exchanged (with no further action on the part of the holder thereof and for no further consideration) for one convertible debenture unit of the Company (a “Convertible Debenture Unit”), on the earlier of: (i) the third business day after the date on which both (A) a receipt (the “Receipt”) for a (final) prospectus (the “Qualification Prospectus”) qualifying the distribution of the Convertible Debentures (as defined below) and Warrants (as defined below) issuable upon exercise of the CD Special Warrants has been issued by the applicable securities regulatory authorities in the Canadian jurisdictions in which purchasers of the CD Special Warrants are resident (the “Canadian Jurisdictions”), and (B) a registration statement (the “Registration Statement”) registering the resale of the common shares underlying the Convertible Debentures and Warrants has been declared effective by the Securities and Exchange Commission (the “Registration”); and (ii) the date that is six months following the closing of the Offering. The Company has also provided certain registration rights to purchasers of the CD Special Warrants.

Each Convertible Debenture Unit is comprised of C$1,000 principal amount 8.0% senior unsecured convertible debenture (each, a “Convertible Debenture”) of the Company and 167 common share purchase warrants of the Company (each, a “Warrant”). Each Warrant entitles the holder to purchase one common share of the Company (each, a “Warrant Share”) at an exercise price of C$3.90 per Warrant Share for a period of 24 months following the closing of the Offering.

The Company has agreed to use its best efforts to obtain the Receipt and Registration within six months following the closing of the Offering. In the event that the Receipt and Registration have not been obtained on or before 5:00 p.m. (PST) on the date that is 120 days following the closing of the Offering, each unexercised CD Special Warrant will thereafter entitle the holder thereof to receive, upon the exercise thereof and at no additional cost, 1.05 Convertible Debenture Units per CD Special Warrant (instead of 1.0 Convertible Debenture Unit per CD Special Warrant). Until the Receipt and Registration have been obtained, securities issued in connection with the Offering (including any underlying securities issued upon conversion or exercise thereof) will be subject to a 6-month hold period from the date of issue.

The Company paid the Agents a cash commission equal to 7.0% of the gross proceeds raised in the second tranche of the brokered portion of the Offering (C$16,800). As additional consideration, the Company issued the Agents such number of non-transferable broker convertible debenture special warrants (the “Broker CD Special Warrants”) as is equal to 7.0% of the number of CD Special Warrants sold under the first tranche of the brokered portion of the Offering. Each Broker CD Special Warrant shall be exchanged, on the same terms as the CD Special Warrants, into broker warrants of the Company (the “Broker Warrants”). Each Broker Warrant entitles the holder to acquire one Convertible Debenture Unit at an exercise price of C$1,000, until the date that is 24 months from the closing date of the Offering. The distribution of the Broker Warrants issuable upon the exchange of the Broker CD Special Warrants shall also be qualified under the Qualification Prospectus and the resale of the common shares underlying the Broker Warrants will be registered under the Registration Statement.

The net proceeds of the Offering will be used to for expansion initiatives and general corporate purposes.

The issuance of the securities was made in reliance on the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), for the offer and sale of securities not involving a public offering, Regulation D promulgated under the Securities Act, Regulation S, in Canada to “accredited investors” within the meaning of National Instrument 45-106 and other exempt purchasers in each province of Canada, except Quebec, and/or outside Canada and the United States on a basis which does not require the qualification or registration. The securities being offered have not been registered under the Securities Act and may not be offered or sold in the United States or to, or for the account or benefit of, U.S. persons absent registration or an applicable exemption from the registration requirements. This Form 8-K will not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful.

The foregoing description of the provisions of the Agreement and the related securities are summary in nature and are qualified in its entirety by reference to the full and complete terms of the Agreement and the related securities, copies of which are filed as exhibits to this Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities.

The information in Item 1.01 above is incorporated herein by reference.

Item 8.01. Other Events.

On March 15, 2019, the Company issued a press release announcing that closing of the second tranche of the Offering. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 (d). Financial Statements and Exhibits.

Exhibit	Description

4.1	Special Warrant Indenture and Form of CD Special Warrants

4.2	Convertible Debenture Indenture and Form of Convertible Debenture

4.3	Warrant Indenture and Form of Investor Warrants

4.4	Form of Brokers’ Warrants and Agents’ Commission Warrants

10.1	Agency Agreement dated as of December 27, 2018

99.1	Press Release dated March 15, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stem Holdings, Inc.

By:	/s/ Adam Berk
Name:	Adam Berk
Title:	CEO

Dated: March 18, 2019